Exhibit 10.3.3
AMENDMENT NUMBER 2 AND CONSENT
TO
NOTE AND EQUITY PURCHASE AGREEMENT
     SECOND AMENDMENT AND CONSENT, dated as of December 22, 2005 (this “Agreement”), to the Amended and Restated Note and Equity Purchase Agreement, dated as of October 29, 2004, as amended (as the same may be amended, supplemented or modified from time to time in accordance with its terms, the “Amended and Restated Purchase Agreement”), by and among IST ACQUISITIONS, INC., a Delaware corporation (“Parent”), IMAGING AND SENSING TECHNOLOGY CORPORATION, a New York corporation (“Borrower”), IST CONAX NUCLEAR, INC.,. a New York corporation, IMAGING AND SENSING TECHNOLOGY INTERNATIONAL CORP., a New York corporation, IST INSTRUMENTS, INC., a New York corporation, QUADTEK, INC., a Washington corporation (each a “Subsidiary” and collectively the “Subsidiaries” and together with Borrower and Parent, the “Loan Parties”), the securities purchasers that are now and hereafter at any time parties thereto (each a “Purchaser” and collectively, “Purchasers”), and AMERICAN CAPITAL FINANCIAL SERVICES, INC., a Delaware corporation (“ACFS”), as administrative and collateral agent for Purchasers (in such capacity “Agent”). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to. such terms in the Amended and Restated Purchase Agreement.
RECITALS:
     WHEREAS, the Parent wishes to enter into the Master Restructuring Agreement and Plan of Merger (“Restructuring Agreement”), by and among Parent, Global Monitoring Systems, Inc. (“GMS”) and the other parties listed therein, in the manner set forth in the Restructuring Agreement, in the form attached hereto as Exhibit A, in order to effect a reorganization of the overall corporate structure of the Loan Parties; and
     WHEREAS, the Loan Parties have requested that the Purchasers consent to the transactions involving Parent under the Restructuring Agreement and waive breach of any covenants violated thereby; and
     WHEREAS, following the completion of the transactions contemplated by the Restructuring Agreement, the Loan Parties have requested that the Purchasers consent to the conversion of Parent to a limited liability company pursuant to Section 18-214 of the Limited Liability Company Law of Delaware.
     WHEREAS, it is a condition to the Agreement by the Agent that GMS enter into the Guaranty in the form attached hereto as Exhibit B, and that GMS enter into a Pledge and Security Agreement in the form attached hereto as Exhibit C,.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Loan Party, each Purchaser and the Agent agrees as follows:

ARTICLE 1
CONSENT
          1.1 The Purchasers hereby consent to the transactions involving Parent under the Restructuring Agreement and hereby waive breach of any covenant in the Amended and Restated Purchase Agreement violated as a result of such transaction.
ARTICLE 2
OMNIBUS AMENDMENT
          2.1 Pursuant to Section 18-214 of the Limited Liability Company Law of Delaware, Parent will convert into a limited liability company (the “Conversion”). As a result, references in the Amended and Restated Purchase Agreement to Parent that assume or treat it as a corporation and references -to its officers, directors and stockholders shall cease to be correct after completion of the Conversion. Accordingly, the Agent, Purchaser and the Loan Parties intend that all such references in the Amended and Restated Purchase Agreement and the other Purchase Documents shall instead be deemed to be references to the Parent as a IST Acquisitions, LLC and that all descriptions, requirements and obligations in the Amended and Restated Purchase Agreement of Parent, its officers, directors and stockholders, shall be construed so as to give the Agent and the Purchasers the same rights and benefits under the Amended and Restated Purchase Agreement as they currently have with respect to Parent. The Loan Parties agree that, at any time, promptly upon request of the Agent, they shall enter into any amendment requested by the Agent to clarify the applicability, scope and operations of any provisions of the Amended and Restated Purchase Agreement or any other Purchase Document in a manner that comports with the provisions of this Section 2.1.
ARTICLE 3
AMENDMENT
          3.1 The Amended and Restated Purchase Agreement is hereby amended as follows:
          (a) Article 7.1(i) is deleted in its entirety and replaced with the following:
          [reserved].
ARTICLE 4
CONDITIONS PRECEDENT
     The provisions set forth in Article 1, Article 2 and Article 3 hereof shall be effective as of the date on which GMS shall have entered into the Pledge and Security Agreement and Guaranty and the Agent shall have received this Agreement, executed and delivered by each applicable Loan Party, the Agent and each Purchaser (the “Agreement Effective Date”).
ARTICLE 5
REPRESENTATIONS AND WARRANTIES
     In order to induce the Agent and the Purchasers to enter into this Agreement, each Loan Party represents and warrants to the Agent and each Purchaser, that:
     1. Corporate Power and Authority. As of the Agreement Effective Date, each Loan Party has all requisite power and authority to enter into this Agreement, and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of each Loan Party that is a, party to this Agreement.
     2. No Conflict; Governmental Consents. The execution and delivery .by each of the Loan Parties of the Agreement and the consummation of the transactions contemplated hereby, do not and will not (i) conflict in any material respect with or result in a material breach of the terms, conditions or provisions of, (ii) constitute a material default under, (iii) except as created pursuant to the Security Documents, result in the creation of any Lien upon any of the Loan Parties’ capital stock or assets pursuant to, (iv) give any third party the right to accelerate any material obligation under, (v) result in a material violation of, or (vi) require any material authorization, consent, approval, exemption or other action by or notice to any Governmental Authority or, except as could not reasonably be expected to have a Material Adverse Effect, any third party which has not been obtained pursuant to, the Charter Documents (as to which no materiality qualifiers shall apply) of any of the Loan Parties, or any Law to which any of the Loan Parties is subject, or any Contract, order, judgment or decree to which any of the Loan Parties is a party or to which they or their assets are subject.
     3. Binding Obligation. This Agreement has been duly executed and delivered by each Loan Party and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
     4. Absence of Default. After giving effect to each of the amendments set forth herein no Default or Event of Default shall have occurred and be continuing.
ARTICLE 6
MISCELLANEOUS
     This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Purchasers. The rights or obligations hereunder or any interest therein of any Loan Party may not be assigned or delegated by any Loan Party without the prior written consent of all Purchasers.
     Except as expressly amended hereby, the Agreement and all other documents, agreements and instruments relating thereto are and shall remain unmodified and in full force and. effect. On and after the Agreement Effective Date, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or words of like import, and each reference in the Transaction Documents to the Amended and Restated Purchase Agreement, shall mean and be a reference to the Agreement as amended hereby, and this Agreement and the Amended and Restated Purchase Agreement shall be read together and construed as a single instrument. This Agreement will not constitute a waiver of any provision of the Amended and Restated Purchase Agreement other than a provision pursuant to which a Default or Event of Default would have occurred but for the effectiveness of this Agreement.
     In case any provision in or obligation hereunder or any Amended and Restated shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     Section. headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD. TO CONFLICT OF LAWS PRINCIPLES.
     This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
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     WITNESS WHEREOF, the patties hereto have executed this Agreement as of the day and year first above written.

LOAN PARTIES: IST ACQUISITIONS, INC.
By:	/s/ Donald Hartman
	Name:	Donald Hartman
Title:

IMAGING AND SENSING TECHNOLOGY CORPORATION
By:	/s/ Donald Hartman
	Name:	Donald Hartman
Title:

IST CONAX NUCLEAR, INC.
By:	/s/ Donald Hartman
	Name:	Donald Hartman
Title:

IST INSTRUMENTS, INC.
By:	/s/ Donald Hartman
	Name:	Donald Hartman
Title:

IMAGING AND SENSING TECHNOLOGY INTERNATIONAL CORP.
By:	/s/ Donald Hartman
	Name:	Donald Hartman
Title:

IST — NEPA CONSENT

QUADTEK, INC,
By:	/s/ Donald Hartman
	Name:	Donald Hartman
Title:

AGENT: AMERICAN CAPITAL FINANCIAL SERVICES INC.
By:	/s/ Robert Klein
	Name:	Robert J. Klein
Title:

IST — NEPA CONSENT

PURCHASERS: ACS FUNDING TRUST I
By:	AMERICAN CAPITAL STRATEGIES LTD., as Servicer

By:	/s/ Robert J. Klein
	Name:	Robert J. Klein
Title:

AMERICAN CAPITAL STRATEGIES LTD.
By:	/s/ Robert J. Klein
	Name:	Robert J. Klein
Title:

IST — NEPA CONSENT